Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
OF BNL FINANCIAL CORPORATION
PURSUANT TO 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-Q for the period ending September 30, 2005 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne E. Ahart, Chief Executive Officer of BNL Financial Corporation, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ Wayne E. Ahart
_______________________
Wayne E. Ahart
Chief Executive Officer
November 14, 2005

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
OF BNL FINANCIAL CORPORATION
PURSUANT TO 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-Q for the period ending September 30, 2005 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry N. Shamas, Chief Financial Officer of BNL Financial Corporation, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ Barry N. Shamas
_______________________
Barry N. Shamas
Chief Financial Officer
November 14, 2005